                                                                   Exhibit 10.49

                          COMMON STOCK PURCHASE WARRANT


Void after July 20, 2004

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS, AND MAY NOT BE OFFERED, REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF OR DISTRIBUTED, DIRECTLY OR INDIRECTLY, WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OF U.S. PERSONS UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT OFFER, REOFFER, SELL, ASSIGN, TRANSFER, PLEDGE, ENCUMBER OR OTHERWISE DISPOSE OF OR DISTRIBUTE DIRECTLY OR INDIRECTLY THESE SECURITIES IN THE UNITED STATES, ITS TERRITORIES, POSSESSIONS, OR AREAS SUBJECT TO ITS JURISDICTION, OR TO OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON, AT ANY TIME PRIOR TO TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THESE SECURITIES, EXCEPT (A) TO THE COMPANY OR A SUBSIDIARY OF THE COMPANY, (B) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT,
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

                            ------------------------

                          COMMON STOCK PURCHASE WARRANT

VASCO DATA SECURITY INTERNATIONAL, INC., a Delaware corporation (the "COMPANY"), having its principal office at 1901 South Meyers Road, Suite 210, Oakbrook Terrace, Illinois 60181 hereby certifies that, for value received, UBIZEN N.V., or transferees or assigns (the "HOLDER") is entitled, subject to the terms set forth below, to purchase from the Company at any time on or from time to time after July 20, 2000 and before 5:00 p.m., New York City time, on July 20, 2004, seven hundred eighty nine thousand four hundred and seventy four (789,474) fully paid and non-assessable shares of Common Stock of the Company, par value $0.001 per share, at the price per share of Fifteen Dollars (U.S.$15.00) (the "PURCHASE PRICE"), subject to the terms, conditions, adjustments and limitations set forth herein.




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As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

       (a) The term "COMPANY" includes the Company and any corporation which shall succeed to or assume the obligations of the Company hereunder.

       (b) The term "COMMON STOCK" includes all stock of any class or classes (however designated) of the Company, authorized upon the Original Issue Date or thereafter, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).

       (c)    The "ORIGINAL ISSUE DATE" is July 20, 2000.

       (d) The term "OTHER SECURITIES" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to section 6 or otherwise.

       (e) The term "PURCHASE PRICE" shall be the then applicable exercise price for one share of Common Stock.

       (f) The terms "REGISTERED" and "REGISTRATION" refer to a registration effected by filing a registration statement in accordance with the Securities Act, to permit the resale of Common Stock (or Other Securities) issued or issuable upon the exercise of this Warrant, and any post-effective amendments and supplements filed or required to be filed to permit any such disposition.

       (g) The term "SECURITIES ACT" means the Securities Act of 1933 as the same shall be in effect at the time.

1      REGISTRATION, ETC.

       This Warrant, the shares of Common Stock issuable upon exercise thereof and the Other Securities shall have such registration rights as provided in Section 8 and Section 9 of the Securities Purchase Agreement dated July 18, 2000 between the Company and Ubizen, N.V..

2      SALE OR EXERCISE WITHOUT REGISTRATION

       If, at the time of any exercise, transfer or surrender for exchange of this Warrant or of Common Stock (or Other Securities) previously issued upon the exercise of this Warrant, this Warrant or Common Stock (or Other Securities) shall not be registered under the Securities Act, the Company may require, as a condition of allowing such exercise, transfer or exchange, that the record owner or transferee of this Warrant or Common Stock (or Other Securities), as the case may be, furnish to the Company a satisfactory opinion of counsel to the effect that such


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       exercise, transfer or exchange may be made without registration under the
       Securities Act, provided that the disposition thereof shall at all times be within the control of such record owner or transferee, as the case may be, and provided further that nothing contained in this section 2 shall relieve the Company from complying with any request for registration pursuant to section 1 hereof. The first holder of this Warrant represents to the Company that it is acquiring this Warrant for investment and not with a view to the distribution thereof.

3      EXERCISE OF WARRANT; PARTIAL EXERCISE; EXERCISE BY SURRENDER

       3.1 EXERCISE IN FULL Subject to the provisions hereof, this Warrant may be exercised in full by the record owner hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such record owner, to the Company at its principal office accompanied by payment in the amount obtained by multiplying the number of shares of Common Stock called for on the face of this Warrant by the Purchase Price. Payment of the Purchase Price for the shares of Common Stock purchased pursuant to exercise of this Warrant shall be made (a) in cash or cash equivalents, (b) through the tender to the Company of shares of Common Stock, which shares shall be valued for purposes of determining the extent to which the Purchase Price has been paid, at their Market Price (determined by the Board of Directors of the Company in accordance with section 3.3 hereof) on the date of exercise, (c) by delivering a written direction to the Secretary of the Company that this Warrant is to be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the Warrant are delivered to the Company by a broker upon receipt of stock certificates from the Company) or a "cashless" exercise/loan procedure (pursuant to which the holders would obtain a margin loan from a broker to fund the certificates for the shares of Common Stock for which the Warrant is exercised, such certificates will be delivered to the broker who will deliver to the Company the cash (or cash equivalents acceptable to the Company) equal to the Purchase Price for the shares of Common Stock purchased pursuant to the exercise of the Warrant plus the amount (if any) of federal and other taxes that the Company may, in its judgment after consultation with the record owner hereof, be required to withhold with respect to the exercise of the Warrant, or (d) a combination of the methods described in (a), (b) and (c) above.

       3.2 PARTIAL EXERCISE Subject to the provisions hereof, this Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in section 3.1 except that the amount payable by the record owner upon any partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the record owner in the subscription at the end hereof by (b) the Purchase Price. Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the record owner hereof a new Warrant or Warrants of like tenor, in the name of the record owner hereof or as such record owner (upon payment by such record owner of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the record owner in the subscription at the end hereof.



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       3.3    DEFINITION OF MARKET PRICE As used herein, the phrase "Market
              Price" at any date shall be deemed to be (i) if the principal trading market for such securities is an exchange, the last reported sale price, or, in case no such reported sale takes place on such date, the average of the last reported sale prices for the preceeding three (3) trading days, in either case as officially reported on any consolidated tape, (ii) if the principal market for such securities is the over-the-counter market, the high bid price on such date as set forth by NASDAQ or, if the security is not quoted on NASDAQ, the high bid price as set forth in the National Quotation Bureau sheet listing such securities for such day. Notwithstanding the foregoing, if there is no reported closing price or high bid price, as the case may be, on the date next preceding the event requiring an adjustment hereunder, then the Market Price shall be determined as of the latest date prior to such day for which such closing price or high bid price is available, or if the securities are not quoted on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

       3.4 COMPANY TO REAFFIRM OBLIGATIONS The Company will, at the time of any exercise of this Warrant, upon the request of the record owner hereof, acknowledge in writing its continuing obligation to afford to such record owner any rights (including, without limitation, any right to registration of the shares of Common Stock or Other Securities issued upon such exercise) to which such record owner shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the record owner of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such record owner any such rights.

4      DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE

       As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the record owner hereof, or as such record owner (upon payment by such record owner of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock (or Other Securities) to which such record owner shall be entitled upon such exercise, plus, in lieu of any fractional share to which such record owner would otherwise be entitled, cash equal to such fraction multiplied by the then current Market Price of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such record owner is entitled upon such exercise pursuant to section 5 or otherwise.

5      ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, ETC.;
       RECLASSIFICATION, ETC.

       In case at any time or from time to time after the Original Issue Date the holders of Common Stock (or Other Securities) shall have received or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive without payment therefor

       (a) other or additional stock or other securities or, property (other than cash) by way of dividend, or



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       (b)    any cash paid or payable (including, without limitation, by way of dividend other than a dividend payable out of earned surplus of the Company), or

       (c) other or additional (or less) stock or other securities or property (including cash) by way of spin-off, split-up, recapitalization, combination of shares or similar corporate rearrangement,

       then, and in each such case the record owner of this Warrant, upon the exercise hereof as provided in section 3, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 5) which such record owner would hold on the date of such exercise if on the Original Issue Date such person had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the Original Issue Date to and including the date of such exercise, retained such shares and all such other additional (or less) stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 5) receivable by such person as aforesaid during such period, giving effect to all adjustments called for during such period by sections 6 and 7 hereof.

6      REORGANIZATION, CONSOLIDATION, MERGER, ETC.

       In case the Company after the Original Issue Date shall (a) effect a reorganization, (b) consolidate or merge with any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the record owner of this Warrant, upon the exercise hereof as provided in section 3 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall be entitled to receive (and the Company shall be obligated to deliver), in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such record owner would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such record owner had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in sections 5 and 7 hereof.

7      OTHER ADJUSTMENTS

       7.1 GENERAL In any case to which sections 5 and 6 hereof are not applicable, where the Company shall issue or sell any (i) shares of its Common Stock, (ii) securities convertible into Common Stock ("CONVERTIBLE SECURITIES") or (iii) rights or options to subscribe for, purchase or otherwise acquire Common Stock after the Original Issue Date and prior to the expiration of this Warrant at a per share price less than the Purchase Price, the Purchase Price per share shall be reduced, concurrently with such issue price (calculated to the nearest cent) as determined in accordance with the following: multiplying the Purchase Price by a fraction, (a) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of additional shares of Common Stock so issued or issuable would purchase at such Purchase Price; and (b) the denominator of which shall be (1) the number of shares of Common Stock




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              outstanding immediately prior to such issue plus (2) the number of shares of Common Stock so issued or issuable. Such adjustments shall account for the number of shares of Common Stock received by the record owner of this Warrant as a result of any partial exercise hereof. Notwithstanding anything herein to the contrary, no adjustment shall be made for any shares of Common Stock or rights or options to subscribe for or purchase or otherwise acquire Common Stock after the Original Issue Date and prior to the expiration of this Warrant at a per share price less than the Purchase Price if such Common Stock or rights or options to subscribe for, purchase or otherwise acquire Common Stock are sold, issued or subscribed for (a) in connection with the granting of any employee stock options by the Company, or upon the exercise of such options, pursuant to the terms of a plan in effect on the date hereof or a successor to such a plan, (b) in connection with any merger or acquisition in which the shares of Common Stock or rights or options to subscribe for, purchase or otherwise acquire Common Stock are sold, issued or subscribed for value equal to or greater than the then current Market Price or (c) in connection with an investment by a Strategic Partner of the Company in which the shares of Common Stock or rights or options to subscribe for, purchase or otherwise acquire Common Stock are sold, issued or subscribed for value equal to or greater than the then current Market Price; provided that, with respect to any transaction described in (b) and (c), the Company shall provide the Purchaser with a copy of a resolution of its Board of Directors, duly certified by an executive officer of the Company, to the effect that (i) the value of the aggregate consideration received from such Strategic Partner with respect to such securities divided by
              (ii) the aggregate number of shares of Common Stock so issued or issuable is greater than or equal to the Market Price of the Common Stock on the closing date with respect to such merger, acquisition or investment. As used in the preceding sentence a "STRATEGIC PARTNER" shall mean an investor which, simultaneously with its investment in securities of the Company, is entering into one or more bona fide agreements with the Company relating to the provision of products or services which are central to the Company's business.

       7.2 MINIMUM ADJUSTMENT No adjustment shall be made under this section 7 if the amount of any such adjustment would be an amount less than one percent (1%) of the Purchase Price then in effect, but any such amount shall be carried forward and an adjustment in respect thereof shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate an increase or decrease of one percent (1%) or more.

8      FURTHER ASSURANCES

       The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of all Warrants from time to time outstanding.

9      CERTIFICATE OF CHIEF FINANCIAL OFFICER AS TO ADJUSTMENTS

       In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of this Warrant, the Company at its expense will promptly cause the Company's Chief Financial Officer to compute such adjustment or readjustment in




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       accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, and the number of shares of Common Stock outstanding or deemed to be outstanding; provided that if any similar certificate is provided by the Company's regularly retained auditor to the holder of any other warrant of the Company, the Company's regularly retained auditor shall provide this certificate to the record owner of this Warrant. The Company will forthwith mail a copy of each such certificate to the record owner of this Warrant.

10     NOTICES OF RECORD DATE, ETC.

       In the event of

       (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

       (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

       (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

       then and in each such event the Company will mail or cause to be mailed to the record owner of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified.

11     RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS

       The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of this Warrant.

12     LISTING ON SECURITIES EXCHANGES

       The Company will, at its expense, to the extent permitted by the rules of any national securities exchange or automated inter-dealer quotation system on which the Common Stock is listed, simultaneously list on such exchange or system, upon official notice of issuance upon the exercise of this Warrant, all shares of Common Stock from time to time issuable upon the exercise of this Warrant, and maintain such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant, and the Company will so list on any national



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       securities exchange, will so register and will maintain such listing of, any Other Securities if and at the time that any securities of like class or similar type shall be listed on such national securities exchange or automated inter-dealer quotation system by the Company.

13     EXCHANGE OF WARRANTS

       Subject to the provisions of section 2 hereof, upon surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its own expense will issue and deliver to or upon the order of the record owner thereof a new Warrant of like tenor, in the name of such record owner or as such record owner (upon payment by such record owner of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of this Warrant.

14     REPLACEMENT OF WARRANTS

       Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

15     WARRANT AGENT

       The Company may, by written notice to each record owner of this Warrant, appoint an agent, for the purpose of issuing Common Stock (or Other Securities) upon the exercise of this Warrant pursuant to section 3, exchanging this Warrant pursuant to section 13, and replacing this Warrant pursuant to section 14, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

16     NEGOTIABILITY, ETC.

       Subject to the provisions of section 2 hereof, this Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

       (a) subject to the provisions hereof, title to this Warrant may be transferred, in whole but not in part, by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

       (b) subject to the foregoing, any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

       (c) until this Warrant is transferred on the books of the Company, the Company may treat the record owner hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the Company.




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

17     NOTICES, ETC.

       All notices and other communications from the Company to the record owner of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such record owner, or, until an address is so furnished, to and at the address of the last record owner of this Warrant who has so furnished an address to the Company.

18     MISCELLANEOUS

       This Warrant and any term thereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by the internal laws of such state. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

19     EXECUTED EXPIRATION

       The right to exercise this Warrant shall expire at 5:00 P.M., New York City time, on July 20, 2004.

20     ASSIGNABILITY

       This Warrant is fully assignable, in whole but not in part, at any time, subject to applicable securities laws and section 2 hereof.




                                      -9-
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IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its authorized officers, and its Corporate Seal, to be hereunto affixed this 20th day of July, 2000.



By:
   --------------------------------------
   Name:
   Title:  Secretary/President





(Apply Corporate Seal)



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                                    EXHIBIT A

                              FORM OF SUBSCRIPTION
                  (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)


To:    VASCO  DATA SECURITY INTERNATIONAL, INC.
       [         ]
       [         ]
       Attention: Corporate Secretary


The undersigned, the record owner of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder,* shares of the Common Stock of VASCO DATA SECURITY
INTERNATIONAL, INC., and herewith make payment of $[    ] therefor, and requests
that the certificates for such shares be issued in the name of, and delivered
to, [     ], whose address is [     ].



Dated: [       ]

------------------------


(Signature must conform in all respects to name of record owner as specified on the face of the Warrant)

------------------------------------------



(Address)







--------
* Insert here the number of shares called for on the face of the Warrant [or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised], in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or case which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.





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


                               FORM OF ASSIGNMENT

                  (To be signed only upon transfer of Warrant)

For value received, the undersigned hereby sells, assigns and transfers unto [ ] [ ] the right represented by the within Warrant to purchase shares of the Common Stock of VASCO DATA SECURITY INTERNATIONAL, INC. to which the within Warrant relates, and appoints [ ] as Attorney-in-Fact to transfer such right on the books of [ ] with full power of substitution in the premises. The Warrant being transferred hereby is the Common Stock Purchase Warrant initially issued by VASCO DATA SECURITY INTERNATIONAL, INC. as of July [ ], 2000.



Dated:
      ----------------------



                                     -------------------------------------------
                                     (Signature must conform in all respects to name of record owner as specified on the face of the Warrant)



                                     -------------------------------------------
                                                     (Address)



Signature guaranteed by a Bank or Trust
Company having its principal office in
New York City or by a Member Firm of
the New York or American Stock Exchange






                                      -12-